PAPP AMERICA-PACIFIC RIM FUND, INC.
                         SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                             Number     Market
                Common Stocks                              of Shares     Value
-----------------------------------------------            ---------  ----------
Financial Services (19.9%)
  American International Group
    (Major international insurance
    holding company)                                         9,000   $ 1,085,625
  General Electric Co.
    (Diversified financial and industrial
    company)                                                 5,500       608,438
  State Street Corporation
    (Provider of U.S. and global securities
    custodial services)                                     10,500       862,969
                                                                     -----------
                                                                       2,557,031
                                                                     -----------

Industrial Services (19.4%)
  Air Express International
    (Air freight forwarding)                                10,000       151,250
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                  10,500       567,000
  G & K Services, Inc. Class A
    (Uniform rental service)                                16,500       762,094
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                        13,000     1,012,375
                                                                     -----------
                                                                       2,492,719
                                                                     -----------

Computer Equipment (15.7%)
  Hewlett-Packard Company
    (Manufacturer of printers, computers,
    and medical electronic equipment)                        8,500       576,406
  Intel Corporation
    (Manufacturer of microprocessors,
    microcontrollers, and memory chips)                      9,400     1,119,775
  International Business Machines
    (Global provider of information
    technology, hardware, software,
    and services)                                            1,000       177,250
  National Instruments Corporation*
    (Supplier of computer based
    instrumentation products)                                5,000       142,500
                                                                     -----------
                                                                       2,015,931
                                                                     -----------

Medical Products (11.4%)
  Medtronic, Inc.
    (Manufacturer of implantable
    biomedical devices)                                     12,400       889,700
  Stryker Corp.
    (Developer and manufacturer of surgical
    and medical devices)                                    11,500       580,031
                                                                     -----------
                                                                       1,469,731
                                                                     -----------

  *Non-income producing security

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                             Number     Market
          Common Stocks (continued)                        of Shares    Value
-----------------------------------------------            ---------  ----------
Electrical Equipment (9.7%)
  American Power Conversion*
    (Leading producer of uninterruptible
    power supply products)                                  24,000   $   648,000
  Molex, Inc.
    (Supplier of electrical, electronic,
    and fiber optic interconnection
    products and systems)                                   23,000       595,125
                                                                     -----------
                                                                       1,243,125
                                                                     -----------

Pharmaceutical (9.0%)
  Astra AB
    (Prescription pharmaceuticals)                          10,000       229,375
  Eli Lilly and Co.
    (Prescription pharmaceuticals)                           6,200       526,225
  Warner-Lambert Company
    (Prescription pharmaceuticals)                           6,000       397,125
                                                                     -----------
                                                                       1,152,725
                                                                     -----------

Restaurants (7.0%)
  McDonald's Corporation
    (Fast food restaurants and franchising)                 20,000       906,250
                                                                     -----------

Telecommunications (4.9%)
  L. M. Ericsson Telephone AB
    (Manufacturer of telecom systems and
    cellular handsets)                                      20,000       476,250
  Hong Kong Telecommunications Ltd.
    (International telecommunications
    services)                                                8,000       156,500
                                                                     -----------
                                                                         632,750
                                                                     -----------

Consumer Products (2.7%)
  Mattel, Inc.
    (Toy manufacturer)                                      14,000       348,250
                                                                     -----------

Total Common Stocks - 99.6%                                           12,818,513

Cash and Other Assets, Less
  Liabilities - 0.4%                                                      56,917
                                                                     -----------

Net Assets - 100.0%                                                  $12,875,430
                                                                     ===========

Net Asset Value Per Share
(Based on 877,160 shares outstanding at
  March 31, 1999)                                                    $     14.68
                                                                     ===========

*Non-income producing security